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                                                                   EXHIBIT 10.48

                             AMENDMENT NO. 2 TO THE
                          ABM INDUSTRIES INCORPORATED
                        1987 INCENTIVE STOCK OPTION PLAN
                        (DECEMBER 19, 1994 RESTATEMENT)

     ABM INDUSTRIES INCORPORATED, having established the 1987 Incentive Stock Option Plan (December 19, 1994 Restatement) (the "Plan"), hereby amends the Plan, effective as of March 30, 1999 as follows:

     The name of the Plan shall be "Time Vested" Incentive Stock Option Plan.

     IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 2 on the date indicated below.

                                        ABM INDUSTRIES INCORPORATED

                                        BY: /s/ LORRAINE P. O'HARA
                                           -----------------------------

                                     TITLE: Assistant Secretary
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                                     DATED: March 30, 1999
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